As filed with the Securities and Exchange Commission on September 5, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8352

                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                       c/o Luther King Capital Management
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036
                     (Name and address of agent for service)


                                 1-800-688-LKCM
               Registrant's telephone number, including area code


Date of fiscal year end: December 31, 2003

Date of reporting period: June 30, 2003

ITEM 1. REPORT TO STOCKHOLDERS.


================================================================================

                                      LKCM
                                      FUNDS

================================================================================




                           LKCM SMALL CAP EQUITY FUND

                                LKCM EQUITY FUND

                               LKCM BALANCED FUND

                             LKCM FIXED INCOME FUND

                             LKCM INTERNATIONAL FUND

                               Semi-Annual Report

                                  June 30, 2003

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                           FIVE YEAR   AVG.
                                                     SIX MONTH  ONE YEAR    AVERAGE  ANNUAL
                                                         TOTAL     TOTAL   ANNUALIZED  TOTAL
                                                        RETURN    RETURN     RETURN   RETURN
                                   INCEPTION   NAV @     ENDED     ENDED      ENDED    SINCE
FUNDS                                DATES    6/30/03  6/30/03*  6/30/03*   6/30/03* INCEPT.*
--------------------------------------------------------------------------------------------
LKCM Equity Fund -
  Institutional Class                1/3/96    $10.82     8.42%    (0.51)%     1.39%    7.62%
  S&P 500 Index1                                         11.76%     0.25%     (1.61)%   7.87%

LKCM Small Cap Equity Fund -
  Institutional Class               7/14/94   $16.83    10.43%    (5.75)%     4.34%   11.88%
  Russell 2000 Index2                                   17.88%    (1.64)%     0.97%    8.45%

LKCM Small Cap Equity Fund -
  Adviser Class                      6/5/03   $16.83      N/A       N/A        N/A    (0.12)%#
  Russell 2000 Index2                                     N/A       N/A        N/A    (1.70)%#

LKCM International Fund            12/30/97    $7.14    11.39%    (5.15)%    (3.82)%  (1.93)%
  MSCI/EAFE Index3                                       9.85%    (6.03)%    (3.68)%  (0.70)%

LKCM Balanced Fund                 12/30/97   $10.37     6.44%     0.22%      1.95%    3.02%
  S&P 500 Index1                                        11.76%     0.25%     (1.61)%   1.49%
  Lehman Bond Index4                                     4.27%    10.84%      7.65%    7.63%

LKCM Fixed Income Fund             12/30/97   $10.66     2.87%     7.07%      6.54%    6.52%
  Lehman Bond Index4                                     4.27%    10.84%      7.65%    7.63%

* Performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

# Cumulative return

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

2 The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately
$490 million.

3 The Morgan Stanley Capital International Europe Australasia, Far East Index
("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

     The first half of 2003 benefited from a renewed confidence in the United States and its economic prospects. This was converted into positive performance by the major stock market indices. The S&P 500 advanced almost 12% during the six months and was up an astonishing 21% from its low in March. There are several reasons for this improvement; the ending of the "official war" with Iraq, continued economic growth and improving corporate profitability. A significant tax cut on capital, reducing both the capital gains and dividend income tax rates, was embraced by the markets and should prove to be a significant positive for investors for years to come. Monetary policy continues to be stimulative as interest rates remain at historically low levels. Concerns remain about the high level of consumer debt and rising home prices, just to name a couple, but investors have chosen instead to focus on the positives.

     The recovery in the stock market was typical for a market that had experienced a significant, multi-year correction. The early winners tend be stocks that lost the most during the decline as concerns about their competitive position and weaker balance sheets, which initially had investors selling, recede. They also tend to have smaller market capitalizations. This was the case in the first half of 2003. The smaller, lower quality stocks performed the best. Historically, it only takes one or two quarters before the leadership rotates back towards competitively advantaged companies that generate higher financial returns and are better capitalized.

     Interest rates fell to a 45-year low during the first half of 2003 and the spread between highly rated debt and lower-rated debt continued to narrow. We believe that the narrowing of spreads and the improvement in stock prices are forecasting more improvement in the economy and in corporate profitability. If this is true, then the government bond market is overvalued and yields will rise as the economy continues to improve. Moreover, an expanding supply of Treasury Bonds resulting from a larger U.S. budget deficit could put further pressure on bond prices. At this time, we believe the stock market is positioned to outperform the bond market.

     The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid-sized and large companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. During the first half of 2003, the Fund returned 8.42% vs. the S&P 500's 11.76% return. As of June 30, 2003, the total net assets in the portfolio were $29.7 million with 91.6% of the net assets invested in common stocks and 8.4% in cash reserves, net of liabilities. Our performance was impacted by our limited exposure to the big winners of the first half: the lower quality and lower market cap companies. In addition, our results were held back due to our positions in the Consumer Staples and Energy Sectors. Strong gains from our Technology sector investments added to performance. The Fund remains positioned with a broadly diversified portfolio of quality companies.

     The LKCM Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund's Institutional Class during the first half of 2003 was 10.43% vs. the Russell 2000's 17.88% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of June 30, 2003, the total net assets of the portfolio were $226.7 million with 93.5% of the net assets invested in common stocks and 6.5% in cash reserves, net of liabilities. Our performance was impacted by our limited exposure to the big winners of the first half: the lower quality and lower market cap companies. In the Russell 2000, these tended to be unprofitable companies with market capitalizations below $100 million. We believe the companies held in our portfolio contain both attractive growth prospects and valuations.

     The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. We were pleased with our diversified, total return approach as, during the first half of 2003, the Fund returned 6.44% vs. the 11.76% return in the S&P 500 and 4.27% vs. the Lehman Bond Index. As of June 30, 2003, total net assets were $8.7 million and the asset mix contained 66.1% common stocks, 3.6% convertible securities, 24.2% corporate bonds, 3.6% in government bonds, and 2.5% in cash reserves net of liabilities. We increased the equity position in the Fund to coincide with our view that stocks will perform better than bonds. Our bond positions and lack of lower quality stocks impacted our overall return during the period. We feel the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment alternative for volatile market environments.

     The LKCM Fixed Income Fund's main objective is current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, short-intermediate maturity portfolio. Our focus is to identify corporate bonds with strong credit profiles and attractive yields. The average effective maturity of the Fund at year-end was approximately three years and with an "A" average quality rating. Relative to the comparative benchmark, the Fund had a higher percentage of its assets invested in corporate bonds and held bonds that had shorter maturities. Both detracted from the Fund's performance but should have us better positioned for a rising interest rate environment. As of June 30, 2003, total net assets were $62.9 million and the asset mix was 73.2% in corporate bonds, 20.9% in government bonds and 5.9% in cash and cash equivalents net of liabilities.

     The LKCM International Fund currently owns shares of the TT EAFE Fund and comments from TT International Investment Management follow this letter.

     Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows and solid balance sheets. We believe this investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM by your investment in these Funds.

/s/ J. Luther King Jr.
J. Luther King, Jr., CFA
August 4, 2003

Please refer to the Schedule of Investments found in the following report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

                     TT INTERNATIONAL INVESTMENT MANAGEMENT

The LKCM International Fund is managed in a style that seeks absolute returns. 1Q03
LKCM INTERNATIONAL FUND -7.64%                         MSCI EAFE -8.13%
Markets - The build up to the war in Iraq dominated market sentiment and price action. Uncertainty over the timing of the conflict together with solvency fears in the insurance sector combined to send stock markets to new lows. They bounced back strongly in March once it became clear that military action was imminent.

Portfolio - Having been relatively cautious in the latter part of last year, we used market weakness in the pre-war period to increase the risk profile of the European portfolio on the premise that a quick and decisive conflict would lead to a sharp relief rally. We also increased our exposure to Japan in February ahead of the financial year-end book closing when public funds are traditionally used to prop up the market. However, we reduced Asia almost to nothing given the deteriorating geopolitical situation in North Korea and the SARS outbreak that threatened to have a material impact on regional growth rates.

Performance - The Fund ended marginally ahead of MSCI EAFE. Allocation to cash was significantly positive given sharp market falls and this accounted for the small positive relative return over 1Q. European markets were particularly badly affected by the uncertainty in 1Q and were responsible for most of the portfolio's fall. Europe also underperformed the benchmark because of disappointing stock selection (mainly in Financials, Energy and Materials). Japan and Asia suffered too, but relative to the broad index, these markets performed well. Our underweight position (despite increasing Japan over 1Q) meant allocation returns in both regions were negative. Our early positioning in more economically sensitive sectors hurt performance in 1Q's volatile markets but produced strong returns in 2Q as markets bounced back.

2Q03
LKCM INTERNATIONAL FUND +20.61%                        MSCI EAFE +19.57%

Markets - After the battering that equities endured in 1Q, 2Q provided some welcome relief. Markets rebounded following a short and decisive war in Iraq and continued to rally for much of 2Q, buoyed by better economic data and greater policy stimulus, before consolidating at quarter-end. Bond market weakness in late June prompted fears that rising yields would choke off the economic recovery and the sell-off spread to equities.

Portfolio - Having raised the risk profile of the European portfolio in 1Q, we maintained a more aggressive stance for most of 2Q but started to reduce our weighting at quarter-end given that Europe had enjoyed the best of the rally and there were, in our view, better opportunities further east. We remained underweight Japan and Asia throughout 2Q but began to increase our exposure (at the expense of Europe) at the end of June. These markets tend to be highly cyclical and we believe will respond to improving US/China growth and global reflation.

Performance - The Fund ended a very strong quarter up more than 20% and over 1% ahead of MSCI EAFE. Having fallen furthest over 1Q, markets in Europe saw the sharpest rises in 2Q and were responsible for almost all the positive return. The portfolio's strong performance relative to the index was also chiefly attributable to Europe - stock selection (particularly in Financials) was the biggest positive factor. The Japanese market recovered impressively after a shaky start and small positives in allocation, stock selection and currency helped Japan produce a respectable relative return. Despite a strong run in the latter part of Q2, markets in Asia performed poorly in relative terms - our low weighting to the region was a further positive factor.

The Fund posted a net return of 11.39% vs. 9.85% for MSCI EAFE during the first half of 2003. At the end of the first half of 2003, the asset base of the Fund was US$29.6m (US$54.2m at December 31, 2002).

Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)
----------------------------------------
COMMON STOCKS - 93.46% SHARES      VALUE
----------------------------------------
BANKS - 8.52%
  City Bank            50,000 $1,353,000
  Cullen/Frost
    Bankers, Inc.     100,000  3,210,000
  Glacier Bancorp,
    Inc.               99,000  2,437,380
  Hibernia
    Corporation -
    Class A           125,000  2,270,000
  Southwest Bancorporation
    of Texas, Inc. #   85,000  2,763,350
  Texas Regional Bancshares,
    Inc. - Class A    210,000  7,287,000
                             -----------
                              19,320,730
                             -----------

BASIC MATERIALS - 7.01%
  Airgas, Inc.        100,000  1,675,000
  Boise Cascade
    Corporation       100,000  2,390,000
  Freeport-McMoRan Copper
    & Gold, Inc. -
    Class B           107,000  2,621,500
  Louisiana-Pacific
    Corporation #     330,000  3,577,200
  NL Industries, Inc.  50,000    850,000
  Packaging Corp of
    America #         145,000  2,672,350
  Pope & Talbot, Inc. 190,000  2,099,500
                             -----------
                              15,885,550
                             -----------

CONSUMER DISCRETIONARY - 21.01%
  Arctic Cat Inc.     100,000  1,916,000
  Blue Rhino
    Corporation #     100,000  1,199,000
  Bunge Limited(1)     66,000  1,887,600
  CEC Entertainment
    Inc. #             65,000  2,400,450
  Emmis Communications
    Corporation -
    Class A #         150,000  3,442,500
  Gray Television,
    Inc.              214,600  2,661,040
  InterTAN, Inc. #    279,700  2,293,540
  Iron
    Mountain, Inc. #   75,000  2,781,750
  La Quinta Properties, Inc. -
    Paired #(2)       450,000  1,939,500
  Lin TV Corp -
    Class A #         100,000  2,355,000
  Mobile Mini,
    Inc. #            210,000  3,429,300
  Office Depot,
    Inc. #            125,000  1,813,750
  Peet's Coffee &
    Tea Inc. #        100,000  1,746,000
  Penn National
    Gaming, Inc. #     85,000  1,746,750
  Sonic Corp. #        95,000  2,415,850
  Sylvan Learning Systems,
    Inc. #            140,000  3,197,600
  Tractor Supply
    Company #         120,000  5,730,000
  Viad Corp           124,000  2,776,360
  West Marine, Inc. # 108,000  1,891,080
                             -----------
                              47,623,070
                             -----------

----------------------------------------
COMMON STOCKS          SHARES      VALUE
----------------------------------------
CONSUMER STAPLES - 6.39%

  Columbia Sportswear
    Company #          60,000 $3,084,600
  Cott
    Corporation #(1)  125,000  2,586,250
  Foot Locker, Inc.   190,000  2,517,500
  Jos. A. Bank
    Clothiers, Inc. # 100,000  3,343,000
  United Natural
    Foods, Inc. #     105,000  2,954,700
                             -----------
                              14,486,050
                             -----------

ENERGY - 9.38%
  Cabot Oil & Gas Corporation -
    Class A           105,000  2,899,050
  Denbury Resources
    Inc. #            129,100  1,733,813
  Encore Acquisition
    Company #         100,000  1,915,000
  Evergreen Resources,
    Inc. #             60,000  3,258,600
  Hanover Compressor
    Company #         400,000  4,520,000
  St. Mary Land & Exploration
    Company            80,000  2,184,000
  Tom Brown, Inc. #   125,000  3,473,750
  Varco International,
    Inc. #             65,500  1,283,800
                             -----------
                              21,268,013
                             -----------

FINANCIAL SERVICES - 1.40%
  PRG-Schultz International,
    Inc. #            185,000  1,091,500
  Triad Guaranty Inc. #55,000  2,087,250
                             -----------
                               3,178,750
                             -----------

HEALTH CARE - 8.63%
  Apogent Technologies
    Inc. #            120,000  2,400,000
  Bentley Pharmaceuticals,
    Inc. #            154,000  2,025,100
  Cyberonics, Inc. #   90,000  1,935,900
  Henry Schein, Inc. # 50,000  2,617,000
  Hooper Holmes, Inc. 100,000    644,000
  Patterson Dental
    Company #          40,000  1,815,200
  Sybron Dental Specialties,
    Inc. #            180,000  4,248,000
  Triad Hospitals,
    Inc. #             80,000  1,985,600
  Wright Medical
    Group, Inc. #     100,000  1,902,000
                             -----------
                              19,572,800
                             -----------

INDUSTRIALS - 10.92%
  Albany International Corp. -
    Class A            33,800    926,120
  Allied Waste Industries,
    Inc. #            299,272  3,007,684
  EMCOR Group, Inc. #  50,000  2,468,000
  Gentex Corporation # 70,000  2,142,700

                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2003 (UNAUDITED)

----------------------------------------
COMMON STOCKS          SHARES      VALUE
----------------------------------------
INDUSTRIALS - 10.92% (CONTINUED)
  Hydril Company #     70,000 $1,907,500
  Lindsay Manufacturing
    Company           225,000  5,224,500
  Reliance Steel & Aluminum
    Company           131,250  2,716,875
  Veridian
     Corporation #    112,000  3,907,680
  Waste Connections,
    Inc. #             70,000  2,453,500
                             -----------
                              24,754,559
                             -----------

REAL ESTATE INVESTMENT TRUST - 0.87%
  American Financial Realty
    Trust             132,000  1,968,120
                             -----------

TECHNOLOGY - 9.74%
  Activision, Inc. #  187,500  2,422,500
  Cognos, Inc. #(1)    50,000  1,350,000
  Cymer, Inc. #        60,000  1,893,600
  Harris Corporation   80,000  2,404,000
  Kopin Corporation # 280,000  1,713,600
  Pegasus Solutions
    Inc. #            100,000  1,625,000
  The Reynolds and Reynolds
    Company - Class A 110,000  3,141,600
  SERENA Software,
    Inc. #            110,000  2,296,800
  Tekelec #           150,000  1,695,000
  Vishay Intertechnology,
    Inc. #            100,000  1,320,000
  Zoran Corporation # 115,000  2,209,150
                             -----------
                              22,071,250
                             -----------

TELECOMMUNICATIONS - 0.72%
  Advanced Fibre
    Communications,
    Inc. #            100,000  1,627,000
                             -----------

TRANSPORTATION - 8.87%
  EGL, Inc. #         200,000  3,040,000
  J.B. Hunt Transport
    Services, Inc. #   73,000  2,755,750
  Kirby Corporation # 280,000  7,896,000
  Landstar System,
    Inc. #             35,000  2,199,750
  RailAmerica, Inc. # 290,500  2,454,725
  RailAmerica, Inc. # r
    (Acquired 2/19/99,
    Cost $1,846,219)  209,500  1,770,275
                             -----------
                              20,116,500
                             -----------

TOTAL COMMON STOCKS
  (cost $155,459,947)        211,872,392
                             -----------

----------------------------------------
SHORT-TERM
INVESTMENTS - 5.87%    SHARES      VALUE
----------------------------------------
MONEY MARKET FUNDS - 1.02%
  Federated Cash Trust
    Series II - Treasury
    Cash Series II  1,157,259 $1,157,259
  SEI Daily Income Trust
    Government Fund -
    Class B         1,157,259  1,157,259
                             -----------

TOTAL MONEY MARKET FUNDS
  (cost $2,314,518)            2,314,518
                             -----------

----------------------------------------
                    PRINCIPAL
----------------------------------------
U.S. GOVERNMENT & AGENCY
  ISSUES - 4.85%
  U.S. Treasury Bill,
    1.19%,
    7/24/03       $11,000,000 10,994,377
                             -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (cost $10,994,377)          10,994,377
                             -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $13,308,895)          13,308,895
                             -----------

TOTAL INVESTMENTS - 99.33%
  (cost $168,768,842)        225,181,287
                             -----------

Assets, less Other
  Liabilities - 0.67%          1,512,656
                             -----------
Total Net Assets - 100.00%  $226,693,943
                            ============

   #  - Non-income producing security.
  (1) - Foreign security.
  (2) - Security represents equal ownership of LaQuinta Properties, Inc. - Class B and La Quinta Corp. common stock.

    r - Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)
----------------------------------------
COMMON STOCK - 91.60%  SHARES      VALUE
----------------------------------------
BANKS - 9.56%

  Bank of America
    Corporation         7,000 $  553,210
  The Bank of New York
    Company, Inc.      11,000    316,250
  Charter One
    Financial, Inc.    12,000    374,160
  Cullen/Frost Bankers,
    Inc.               17,000    545,700
  Mellon Financial
    Corporation        12,500    346,875
  Northern Trust
    Corporation         6,000    250,740
  Wells Fargo Company   9,000    453,600
                             -----------
                               2,840,535
                             -----------

BASIC MATERIALS - 3.85%
  E.I. du Pont de Nemours
    and Company        13,000    541,320
  Temple-Inland Inc.   14,000    600,740
                             -----------
                               1,142,060
                             -----------

CONSUMER DISCRETIONARY - 11.14%
  Clear Channel
    Communications,
    Inc. #             24,000  1,017,360
  Gannett Company, Inc. 8,000    614,480
  Home Depot, Inc.     20,000    662,400
  Newell Rubbermaid
     Inc.              10,500    294,000
  Tiffany & Co.        22,000    718,960
                             -----------
                               3,307,200
                             -----------

CONSUMER STAPLES - 9.52%
  CVS Corporation       6,500    182,195
  Kimberly-Clark
    Corporation        11,500    599,610
  Kraft Foods Inc. -
     Class A           14,000    455,700
  McCormick & Company,
    Incorporated(2)    12,600    342,720
  PepsiCo, Inc.        15,000    667,500
  The Procter & Gamble
    Company             6,500    579,670
                             -----------
                               2,827,395
                             -----------

ENERGY - 7.23%
  Anadarko Petroleum
    Corporation        12,000    533,640
  BJ Services Company # 6,300    235,368
  BP PLC - ADR(1)       3,280    137,825
  EOG Resources, Inc.   7,000    292,880
  Exxon Mobil
    Corporation        18,000    646,380
  Noble Energy, Inc.    8,000    302,400
                             -----------
                               2,148,493
                             -----------

----------------------------------------
COMMON STOCKS          SHARES      VALUE
----------------------------------------
FINANCIAL SERVICES - 6.42%
  Automatic Data
    Processing, Inc.   10,000 $  338,600
  Citigroup, Inc.       6,000    256,800
  First Data
    Corporation         9,000    372,960
  Lehman Brothers
    Holdings Inc.       5,000    332,400
  Prudential
    Financial, Inc.    18,000    605,700
                             -----------
                               1,906,460
                             -----------

HEALTH CARE - 9.14%
  Medtronic, Inc.       5,000    239,850
  Merck & Company, Inc. 8,000    484,400
  Pfizer Inc.          21,900    747,885
  Schering-Plough
    Corporation        35,000    651,000
  Teva Pharmaceutical
    Industries
    Ltd. - ADR(1)       4,000    227,720
  Wyeth                 8,000    364,400
                             -----------
                               2,715,255
                             -----------

INDUSTRIALS - 13.98%
  Allied Waste
    Industries, Inc. # 60,000    603,000
  General Dynamics
    Corporation         6,000    435,000
  General Electric
    Company            20,000    573,600
  Honeywell International
     Inc.              24,000    644,400
  Masco Corporation    15,000    357,750
  Raytheon Company -
     Class B           22,000    722,480
  Tyco International
     Ltd.(1)           15,000    284,700
  Waste Management,
     Inc.              22,000   529,980
                             -----------
                               4,150,910
                             -----------

TECHNOLOGY - 17.47%
  AOL Time Warner
    Inc. #             30,000    482,700
  Cisco Systems,
    Inc. #             35,000    584,150
  Dell Computer
    Corporation #      25,700    821,372
  EMC Corporation #    30,000    314,100
  Intel Corporation    27,000    561,168
  International Business
    Machines
    Corporation         5,000    412,500
  Microsoft
    Corporation        18,000    460,980
  Motorola, Inc.       34,000    320,620
  Oracle Corporation # 45,000    540,900
  Sun Microsystems,
     Inc. #            35,000    161,000
  Texas Instruments
     Incorporated      30,000    528,000
                             -----------
                               5,187,490
                             -----------


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2003 (UNAUDITED)
----------------------------------------
COMMON STOCKS          SHARES      VALUE
----------------------------------------
TELECOMMUNICATIONS - 3.29%
  ALLTEL Corporation    8,000 $  385,760
  Verizon Communications
    Inc.               15,000    591,750
                             -----------
                                 977,510
                             -----------

TOTAL COMMON STOCKS
  (cost $25,427,978)          27,203,308
                             -----------

----------------------------------------
SHORT-TERM
INVESTMENTS - 8.24%
----------------------------------------
MONEY MARKET FUNDS - 1.84%
  Federated Cash Trust
    Series II -
    Treasury Cash
    Series II         273,389    273,389
  SEI Daily Income Trust
    Government Fund -
    Class B           273,390    273,390
                             -----------

TOTAL MONEY MARKET FUNDS
  (cost $546,779)                546,779
                             -----------

----------------------------------------
                    PRINCIPAL
----------------------------------------
U.S. GOVERNMENT & AGENCY
  ISSUES - 6.40%
  U.S. Treasury Bill,
    1.19%, 7/24/03 $1,900,000  1,899,029
                             -----------

TOTAL U.S. GOVERNMENT &
AGENCY ISSUES
  (cost $1,899,029)            1,899,029
                             -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $2,445,808)            2,445,808
                             -----------

TOTAL INVESTMENTS - 99.84%
  (cost $27,873,786)          29,649,116
                             -----------

Assets, less Other
Liabilities - 0.16%               48,504
                             -----------
Total Net Assets - 100.00%   $29,697,620
                             ===========


  #    -  Non-income producing security.
  (1)  -  Foreign security.
  (2)  -  Non-voting shares.
 ADR   -  American Depository Receipts.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)

----------------------------------------
COMMON STOCKS - 66.10% SHARES      VALUE
----------------------------------------
BANKS - 7.07%
  The Bank of New York
    Company, Inc.       5,400 $  155,250
  Charter One Financial,
    Inc.                4,000    124,720
  Cullen/Frost Bankers,
    Inc.                3,500    112,350
  Mellon Financial
    Corporation         3,440     95,460
  Wells Fargo Company   2,500    126,000
                             -----------
                                 613,780
                             -----------

BASIC MATERIALS - 3.91%
  Boise Cascade
    Corporation         6,400    152,960
  E.I. du Pont de Nemours
    and Company         2,400     99,936
  Temple-Inland Inc.    2,000     85,820
                             -----------
                                 338,716
                             -----------

CONSUMER DISCRETIONARY - 7.62%
  Clear Channel
    Communications,
    Inc. #              2,900    122,931
  Harte-Hanks, Inc.     4,500     85,500
  Home Depot, Inc.      3,700    122,544
  Newell Rubbermaid
    Inc.                2,500     70,000
  Viacom, Inc. -
    Class B #           2,887    126,046
  Wal-Mart Stores, Inc. 2,500    134,175
                             -----------
                                 661,196
                             -----------

CONSUMER STAPLES - 7.41%
  Altria Group, Inc.    1,600     72,704
  The Coca-Cola Company 2,300    106,743
  Colgate-Palmolive
    Company             2,300    133,285
  Kimberly-Clark
    Corporation         2,100    109,494
  Kraft Foods Inc. -
    Class A             3,500    113,925
  PepsiCo, Inc.         2,400    106,800
                             -----------
                                 642,951
                             -----------

ENERGY - 6.37%
  Anadarko Petroleum
    Corporation         2,500    111,175
  EOG Resources, Inc.   2,000     83,680
  Exxon Mobil
    Corporation         4,000    143,640
  Schlumberger
    Limited(1)          2,450    116,547
  Unocal Corporation    3,400     97,546
                             -----------
                                 552,588
                             -----------

----------------------------------------
COMMON STOCKS          SHARES      VALUE
----------------------------------------
FINANCIAL SERVICES - 4.79%
  American International
    Group, Inc.         1,852 $  102,193
  Automatic Data
    Processing, Inc.    3,000    101,580
  Citigroup, Inc.       2,066     88,425
  Fannie Mae            1,000     67,440
  H&R Block, Inc.       1,300     56,225
                             -----------
                                 415,863
                             -----------

HEALTH CARE - 9.84%
  Alcon, Inc. #(1)      3,400    155,380
  Medtronic, Inc.       2,800    134,316
  Pfizer Inc.           4,000    136,600
  Schering-Plough
    Corporation         3,500     65,100
  Teva Pharmaceutical
    Industries
    Ltd. - ADR(1)       2,300    130,939
  Triad Hospitals,
    Inc. #              4,200    104,244
  Wyeth                 2,800    127,540
                             -----------
                                 854,119
                             -----------

INDUSTRIALS - 5.61%
  Allied Waste Industries,
    Inc. #             10,000    100,500
  General Dynamics
    Corporation         1,000     72,500
  General Electric
    Company             6,500    186,420
  Waste Management,
    Inc.                5,300    127,677
                             -----------
                                 487,097
                             -----------

TECHNOLOGY - 10.85%
  Cisco Systems, Inc. # 5,900     98,471
  Dell Computer
    Corporation #       2,900     92,684
  First Data
    Corporation         2,600    107,744
  Harris Corporation    3,400    102,170
  International Business
    Machines
    Corporation         1,000     82,500
  Intel Corporation     2,900     60,273
  Microsoft Corporation 5,600    143,416
  Motorola, Inc.        4,500     42,435
  Oracle Corporation #  5,440     65,389
  SunGard Data Systems
    Inc. #              3,000     77,730
  Texas Instruments
    Incorporated        3,900     68,640
                             -----------
                                 941,452
                             -----------

TELECOMMUNICATIONS - 2.63%
  ALLTEL Corporation    2,200    106,084
  Verizon Communications
    Inc.                3,100    122,295
                             -----------
                                 228,379
                             -----------

TOTAL COMMON STOCKS
  (cost $5,931,112)            5,736,141
                             -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2003 (UNAUDITED)
----------------------------------------
CORPORATE
BONDS - 24.23%      PRINCIPAL      VALUE
----------------------------------------
BANKS - 2.23%
  Bancwest Corporation,
    8.30%, 1/15/2011 $ 75,000 $   88,705
  The Bank of New York
    Company, Inc.,
    3.90%, 9/1/2007   100,000    105,190
                             -----------
                                 193,895
                             -----------

CONSUMER DISCRETIONARY - 4.18%
  CBS Corporation,
    7.15%, 5/20/2005  100,000    109,821
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007  60,000     60,300
  Target Corporation,
    7.50%, 2/15/2005  100,000    109,307
  Wal-Mart Stores, Inc.,
    5.45%, 8/1/2006    75,000     82,879
                             -----------
                                 362,307
                             -----------

CONSUMER STAPLES - 1.18%
  Scott Paper Company,
    Callable 8/15/2003,
    7.00%, 8/15/2023  100,000    102,693
                             -----------

ENERGY - 3.80%
  Anadarko Petroleum
    Corporation,
    3.25%, 5/1/2008   100,000    100,210
  Burlington Resources
    Finance Company(1),
    6.68%, 2/15/2011  100,000    117,535
  EOG Resources, Inc.,
    6.50%, 12/1/2007  100,000    111,999
                             -----------
                                 329,744
                             -----------

FINANCIAL SERVICES - 8.40%
  American General Corporation,
    6.75%, 6/15/2005  100,000    109,564
  Block Financial Corporation,
    6.75%, 11/1/2004  152,000    161,817
  Citicorp,
    6.75%, 8/15/2005  100,000    110,346
  Lehman Brothers Holdings, Inc.,
    8.25%, 6/15/2007  100,000    119,519
  Morgan Stanley Group, Inc.,
    6.875%, 3/1/2007  100,000    114,700
  Pitney Bowes Credit Corporation,
    5.75%, 8/15/2008  100,000    112,983
                             -----------
                                 728,929
                             -----------

----------------------------------------
CORPORATE
BONDS               PRINCIPAL      VALUE
----------------------------------------
TECHNOLOGY - 2.96%
  Harris Corporation,
    6.35%, 2/1/2028  $110,000  $ 119,085
  Motorola, Inc.,
    6.75%, 2/1/2006   100,000    109,500
  Oracle Corporation,
    6.91%, 2/15/2007   25,000     28,557
                             -----------
                                 257,142
                             -----------

TELECOMMUNICATIONS - 1.48%
  GTE North, Inc.,
    6.00%, 1/15/2004  125,000    128,179
                             -----------

TOTAL CORPORATE BONDS
  (cost $1,956,003)            2,102,889
                             -----------
----------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 3.57%
----------------------------------------
  Freddie Mac,
    3.00%, 7/15/2004  100,000    101,958
  U.S. Treasury Notes:
    2.125%, 8/31/2004 100,000    101,254
    5.875%,
    11/15/2004        100,000    106,457
                             -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (cost $308,245)                309,669
                             -----------

----------------------------------------
CONVERTIBLE PREFERRED
STOCKS - 3.61%         SHARES
----------------------------------------
CONSUMER STAPLES - 0.81%
  Tribune Company, Convertible,
    2.00%, 5/15/2029      830     70,094
                             -----------

FINANCIAL SERVICES - 1.48%
  Prudential Financial,
    Inc., 6.75%         2,300    128,800
                             -----------

INDUSTRIALS - 1.32%
  Raytheon Co., 8.25%   2,000    114,480
                             -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (cost $326,871)                313,374
                             -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2003 (UNAUDITED)

----------------------------------------
SHORT-TERM
INVESTMENTS - 4.94%    SHARES      VALUE
----------------------------------------
MONEY MARKET FUNDS - 4.94%
  Federated Cash Trust
    Series II -
    Treasury Cash
    Series II         214,027 $  214,027
  SEI Daily Income Trust
    Government Fund -
    Class B           214,027    214,027
                             -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $428,054)                428,054
                             -----------

TOTAL INVESTMENTS - 102.45%
  (cost $8,950,285)            8,890,127
                             -----------

Other Liabilities, less
  Assets - (2.45)%              (212,181)
                             -----------
Total Net Assets - 100.00%    $8,677,946
                             ===========


  #  - Non-income producing security.
  (1)- Foreign security.
 ADR - American Depository Receipts.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)

----------------------------------------
CORPORATE
BONDS - 69.72%      PRINCIPAL      VALUE
----------------------------------------
BANKS - 8.29%
  Bancwest Corporation,
    8.30%, 1/15/2011 $750,000 $  887,052
  The Bank of New York
    Company, Inc.,
    5.20%, 7/1/2007 1,000,000  1,099,016
  Nationsbank Corporation:
    6.875%,
    2/15/2005       1,000,000  1,084,567
    6.375%, 2/15/2008 350,000    401,224
  State Street Boston
    Corporation,
    5.95%, 9/15/2003  795,000    802,835
  SunTrust Banks, Inc.,
    6.25%, 6/1/2008   811,000    939,069
                             -----------
                               5,213,763
                             -----------

CONSUMER DISCRETIONARY - 12.94%
  CBS Corporation,
    7.15%,
    5/20/2005       1,045,000  1,147,628
  Clear Channel
    Communications, Inc.:
    7.25%, 9/15/2003  490,000    494,940
    7.875%,
    6/15/2005       1,000,000  1,101,134
    4.25%, 5/15/2009  400,000    405,627
  Gannett Co, Inc.,
    5.50%, 4/1/2007 1,000,000  1,100,993
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007 650,000    653,250
  Masco Corporation,
    6.00%, 5/3/2004 1,000,000  1,035,351
  Target Corporation,
    7.50%,
    2/15/2005       1,000,000  1,093,074
  Wal-Mart Stores, Inc.,
    5.45%, 8/1/2006 1,000,000  1,105,055
                             -----------
                               8,137,052
                             -----------

CONSUMER STAPLES - 5.34%
  Anheuser-Busch Companies, Inc.,
    Callable 1/15/2006,
    5.75%, 1/15/2011  588,000    636,381
  Kimberly-Clark Corporation,
    7.10%, 8/1/2007   500,000    585,767
  PepsiCo, Inc.,
    5.75%, 1/15/2008  730,000    827,228
  Scott Paper Company,
    Callable 8/15/2003,
    7.00%,
    8/15/2023       1,270,000  1,304,205
                             -----------
                               3,353,581
                             -----------


----------------------------------------
CORPORATE
BONDS               PRINCIPAL      VALUE
----------------------------------------
ENERGY - 8.02%
  Anadarko Petroleum
    Corporation,
    3.25%,
    5/1/2008       $1,150,000 $1,152,417
  BP Capital Markets
    PLC(1),
    4.625%, 5/27/2005 530,000    561,275
  Burlington Resources
    Finance Company(1),
    6.68%,
    2/15/2011       1,000,000  1,175,353
  Conoco Inc.,
    5.90%,
    4/15/2004       1,000,000  1,034,588
  EOG Resources, Inc.,
    6.50%,
    12/1/2007       1,000,000  1,119,989
                             -----------
                               5,043,622
                             -----------

FINANCIAL SERVICES - 13.95%
  Block Financial Corporation:
    6.75%,
    11/1/2004       1,000,000  1,064,585
    8.50%, 4/15/2007  330,000    390,395
  Citigroup, Inc.,
    5.80%,
    3/15/2004       1,000,000  1,032,376
  The Goldman Sachs Group, Inc.,
    5.25%, 4/1/2013 1,000,000  1,068,312
  Lehman Brothers Holdings, Inc.,
    8.25%,
    6/15/2007       1,000,000  1,195,187
  Mellon Funding Corporation,
    6.00%, 3/1/2004   375,000    386,946
  Morgan Stanley Group, Inc.,
    6.875%,
    3/1/2007        1,000,000  1,146,999
  Pitney Bowes Credit Corporation,
    5.75%,
    8/15/2008       1,000,000  1,129,828
  Wells Fargo Financial, Inc.,
    6.125%,
    2/15/2006       1,231,000 1,356,372
                             -----------
                               8,771,000
                             -----------

HEALTHCARE - 3.16%
  Becton, Dickinson and Company,
    Callable 1/15/2005,
    8.70%,
    1/15/2025       1,030,000  1,170,447
  Cardinal Health, Inc.:
    6.50%, 2/15/2004  504,000    520,097
    6.75%, 2/15/2011  250,000    297,147
                             -----------
                               1,987,691
                             -----------

INDUSTRIALS - 5.29%
  General Dynamics Corporation,
    4.25%,
    5/15/2013       1,000,000  1,006,777
  General Electric Capital
    Corporation,
    6.80%,
    11/1/2005       1,000,000  1,114,468
  Waste Management, Inc.,
    7.375%, 8/1/2010  999,000  1,200,427
                             -----------
                               3,321,672
                             -----------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2003 (UNAUDITED)

----------------------------------------
CORPORATE
BONDS               PRINCIPAL      VALUE
----------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.80%
  Camden Property Trust,
    7.00%,
    11/15/2006       $800,000 $  886,596
  Simon Property Group, Inc.,
    7.125%, 2/9/2009  750,000    873,001
                             -----------
                               1,759,597
                             -----------

TECHNOLOGY - 6.31%
  Electronic Data Systems
    Corporation,
    6.85%, 10/15/2004 450,000    471,550
  First Data Corporation,
    6.375%,
    12/15/2007        400,000    458,801
  Motorola, Inc.,
    6.75%, 2/1/2006 1,100,000  1,204,500
  Oracle Corporation,
    6.91%, 2/15/2007  675,000    771,031
  Texas Instruments, Inc.,
    7.00%,
    8/15/2004       1,000,000  1,058,205
                             -----------
                               3,964,087
                             -----------

TELECOMMUNICATIONS - 3.62%
  ALLTEL Corporation,
    6.75%,
    9/15/2005       1,000,000  1,105,611
  Verizon New York, Inc. -
    Series A,
    6.875%,
    4/1/2012        1,000,000  1,170,000
                             -----------
                               2,275,611
                             -----------

TOTAL CORPORATE BONDS
  (cost $41,299,411)          43,827,676
                             -----------

----------------------------------------
FIRST MORTGAGE BONDS - 1.84%
----------------------------------------
UTILITIES - 1.84%
  Interstate Power Company,
    Callable 9/15/2003,
    8.625%, 9/15/2021  40,000     42,479
  PP&L Resources, Inc.,
    6.55%, 3/1/2006 1,000,000  1,110,533
                             -----------

TOTAL FIRST MORTGAGE BONDS
  (cost $1,014,757)            1,153,012
                             -----------

----------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 20.91%
----------------------------------------
  Fannie Mae:
    3.00%, 8/7/2006   750,000    751,361
    4.375%,
    10/15/2006      1,000,000  1,078,304
    3.34%, 2/6/2007 1,000,000  1,011,122
    4.25%,
    7/15/2007       1,000,000  1,077,090
    2.50%,
    11/26/2007      1,000,000  1,004,459
    6.00%, 5/15/2011  500,000    585,488
    5.375%,
    11/15/2011      1,000,000  1,126,652

----------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES
(CONTINUED)         PRINCIPAL      VALUE
----------------------------------------
  Freddie Mac,
    5.125%,
    10/15/2008     $1,000,000 $1,118,610
  U.S. Treasury Notes:
    7.25%,
    8/15/2004       1,000,000  1,069,258
    7.50%,
    2/15/2005       1,000,000  1,101,563
    6.50%,
    5/15/2005       1,000,000  1,097,032
    4.625%,
    5/15/2006       1,000,000  1,084,336
    4.00%,
    11/15/2012      1,000,000  1,040,899
                             -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (cost $12,637,141)          13,146,174
                             -----------

----------------------------------------
SHORT-TERM INVESTMENTS - 6.64%
----------------------------------------
CORPORATE BONDS - 3.23%
  Associates Corporation of
    North America,
    5.50%,
    2/15/2004       1,000,000  1,027,293
  HCA Inc.,
    8.125%,
    8/4/2003        1,000,000  1,004,699
                             -----------

TOTAL CORPORATE BONDS
  (cost $2,029,871)            2,031,992
                             -----------

----------------------------------------
                       SHARES
----------------------------------------
MONEY MARKET FUNDS - 2.61%
  Federated Cash Trust
    Series II -
    Treasury Cash
    Series II         821,798    821,798
  SEI Daily Income Trust
    Government Fund -
    Class B           821,799    821,799
                             -----------

TOTAL MONEY MARKET FUNDS
  (cost $1,643,597)            1,643,597
                             -----------

----------------------------------------
                    PRINCIPAL
----------------------------------------
U.S. GOVERNMENT & AGENCY
  ISSUES - 0.80%
  U.S. Treasury Bill,
    1.18%, 7/3/03    $500,000    499,969
                             -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (cost $499,969)                499,969
                             -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $4,173,437)            4,175,558
                             -----------

TOTAL INVESTMENTS - 99.11%
  (cost $59,124,746)          62,302,420
                             -----------

Other Assets, less
Liabilities - 0.89%          $   561,700
                             -----------
Total Net Assets - 100.00%   $62,864,120
                             ===========
  (1)  -    Foreign security.

                     See notes to the financial statements.


                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2003 (UNAUDITED)

                                 LKCM                     LKCM          LKCM         LKCM
                              SMALL CAP       LKCM      BALANCED   FIXED INCOME  INTERNATIONAL
                             EQUITY FUND  EQUITY FUND     FUND          FUND         FUND
----------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*....  $225,181,287  $29,649,116   $8,890,127   $62,302,420   $29,645,060**
Dividends and interest
  receivable..............        53,095       22,753       45,306       929,078            --
Receivable for
  investments sold .......     3,665,259           --           --     1,052,033            --
Receivable from Adviser...         --              --        1,095            --            --
Receivable for fund
shares sold ..............       161,175       49,900           --       199,975       519,236
Other assets..............        49,627       23,281        5,323        13,240        19,595
                            ------------  -----------   ----------   -----------   -----------
  Total assets............   229,110,443   29,745,050    8,941,851    64,496,746    30,183,891
                            ------------  -----------   ----------   -----------   -----------

LIABILITIES:
Payable for fund shares
  redeemed ...............            --           --          167        50,159            --
Payable for investments
  purchased ..............     1,924,808           --      252,072     1,501,115            --
Payable for investment
  advisory fees ..........       404,932       23,417           --        54,200        20,166
Distribution expense
  payable ................           132           --           --            --            --
Accrued expenses and
  other liabilities ......        86,628       24,013       11,666        27,152        18,983
                            ------------  -----------   ----------   -----------   -----------
  Total liabilities.......     2,416,500       47,430      263,905     1,632,626        39,149
                            ------------  -----------   ----------   -----------   -----------
NET ASSETS................  $226,693,943  $29,697,620   $8,677,946   $62,864,120   $30,144,742
                            ============  ===========   ==========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital...........  $169,121,416  $28,512,600   $9,132,136   $60,264,238   $71,912,048
Undistributed net
  investment income ......            --      140,397        1,466        26,898       444,987
Accumulated net realized
  gain (loss) on
  securities and foreign
  currency transactions...     1,160,082     (730,707)    (395,498)     (604,690)  (43,930,941)
Net unrealized appreciation
  (depreciation) on:
  Investments.............    56,412,445    1,775,330      (60,158)    3,177,674     1,877,612
  Other assets and
    liabilities denominated
    in foreign currency ..            --           --           --            --      (158,964)
                            ------------  -----------   ----------   -----------   -----------
NET ASSETS................  $226,693,943  $29,697,620   $8,677,946   $62,864,120   $30,144,742
                            ============  ===========   ==========   ===========   ===========

INSTITUTIONAL CLASS***

Net assets................   225,824,343   29,697,620    8,677,946    62,864,120    30,144,742
Shares of beneficial
  interest outstanding
  (unlimited shares
  of no par value
  authorized) ............    13,417,706    2,744,689      836,858     5,895,211     4,219,153
Net asset value per share
  (offering and redemption
  price)..................  $      16.83  $     10.82   $    10.37   $     10.66   $      7.14
                            ============  ===========   ==========   ===========   ===========

ADVISER CLASS
Net assets................       869,600
Shares of beneficial
  interest outstanding
  (unlimited shares of
  no par value
  authorized) ...........         51,673
Net asset value per
  share (offering and
  redemption price)......   $      16.83
                            ============

* Cost of Investments.....  $168,768,842  $27,873,786   $8,950,285   $59,124,746
                            ============  ===========   ==========   ===========

** Investments in the Master Portfolio.
***Currently, only the Small Cap Equity and Equity Funds offer a second class.

                     See notes to the financial statements.


                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                 LKCM                     LKCM          LKCM         LKCM
                              SMALL CAP       LKCM      BALANCED   FIXED INCOME  INTERNATIONAL
                             EQUITY FUND  EQUITY FUND     FUND          FUND         FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends*................   $   434,040   $  181,223     $ 47,633    $       --   $   523,159
Interest..................        69,293       11,058       57,078     1,412,004         3,932
Expenses allocated from
  Master Portfolio........            --           --           --            --      (153,513)
                             -----------   ----------     --------    ----------   -----------
  Total income............       503,333      192,281      104,711     1,412,004       373,578
                             -----------   ----------     --------    ----------   -----------

EXPENSES:
Investment advisory fees..       769,053       92,744       24,743       146,014        72,828
Distribution expense -
  Adviser Class ..........           132           --           --            --            --
Administrative fees.......        73,940       16,133        9,955        19,872        20,913
Accounting and transfer agent
  fees and expenses.......        46,831       23,764       17,394        30,301        18,972
Professional fees.........        43,433        5,410        1,458        12,332         9,548
Custody fees and expenses.        12,353        2,110        2,062         3,227            --
Federal and state
  registration ...........        19,663        6,040        3,200         7,866         9,333
Reports to shareholders...        10,381        1,228          312         2,525         2,065
Trustees' fees............         8,005          905          221         1,799         2,034
Other.....................         4,167          512          136           893         1,386
                             -----------   ----------     --------    ----------   -----------
  Total expenses..........       987,958      148,846       59,481       224,829       137,079
  Less, expense waiver
    and/or
    reimbursement.........            --      (42,853)     (29,028)      (35,011)     (116,081)
                             -----------   ----------     --------    ----------   -----------
  Net expenses............       987,958      105,993       30,453       189,818        20,998
                             -----------   ----------     --------    ----------   -----------
NET INVESTMENT INCOME
  (LOSS) .................      (484,625)      86,288       74,258     1,222,186       352,580
                             -----------   ----------     --------    ----------   -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments.............     4,534,272        4,130      (82,458)      (59,062)   (2,071,527)**
  Foreign currency
    transactions .........            --           --           --            --       267,444**
                             -----------   ----------     --------    ----------   -----------
                               4,534,272        4,130      (82,458)      (59,062)   (1,804,083)
                             -----------   ----------     --------    ----------   -----------
Net change in unrealized
  appreciation/
  depreciation on:
  Investments.............    17,248,619    2,184,403      519,381       450,227     4,708,944**
  Foreign currency
    transactions .........            --           --           --            --       (64,228)**
                             -----------   ----------     --------    ----------   -----------
                              17,248,619    2,184,403      519,381       450,227     4,644,716
                             -----------   ----------     --------    ----------   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS.....    21,782,891    2,188,533      436,923       391,165     2,840,633
                             -----------   ----------     --------    ----------   -----------

NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............   $21,298,266   $2,274,821     $511,181    $1,613,351   $ 3,193,213
                             ===========   ==========     ========    ==========   ===========
* Net of Foreign
  Taxes Withheld .........   $        --   $      406     $    485    $       --   $    78,563
                             ===========   ==========     ========    ==========   ===========
** Allocated from the Master Portfolio

                     See notes to the financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                   LKCM
                                           SMALL CAP EQUITY FUND          LKCM EQUITY FUND

                                        Six Months                    Six Months
                                           Ended         Year           Ended         Year
                                         June 30,        Ended         June 30,       Ended
                                           2003       December 31,       2003      December 31,
                                        (Unaudited)       2002       (Unaudited)       2002
                                       ------------  ------------    -----------   -----------
OPERATIONS:
Net investment income (loss).........  $   (484,625) $   (407,202)   $    86,288   $   140,264
Net realized gain (loss) on
  investments .......................     4,534,272    (3,043,395)         4,130      (653,825)
Net change in unrealized
  appreciation/depreciation
  on investments.....................    17,248,619   (23,836,344)     2,184,403    (3,684,486)
                                       ------------  ------------    -----------   -----------
    Net increase (decrease) in net
      assets resulting from
      operations.....................    21,298,266   (27,286,941)     2,274,821    (4,198,047)
                                       ------------  ------------    -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income................            --       (67,958)            --      (142,138)
Net realized gain on investments.....            --       (93,234)            --            --
                                       ------------  ------------    -----------   -----------
Total dividends and distributions....            --      (161,192)            --      (142,138)
                                       ------------  ------------    -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM FROM FUND SHARE
  TRANSACTIONS (NOTE C) .............    (1,489,957)   13,763,763      2,750,945     2,190,437
                                       ------------  ------------    -----------   -----------
    Total increase (decrease)
      in net assets..................    19,808,309   (13,684,370)     5,025,766    (2,149,748)

NET ASSETS:
Beginning of period..................   206,885,634   220,570,004     24,671,854    26,821,602
                                       ------------  ------------    -----------   -----------
End of period *......................  $226,693,943  $206,885,634    $29,697,620   $24,671,854
                                       ============  ============    ===========   ===========
* Including undistributed net
  investment income of: .............  $         --  $         --    $   140,397    $   54,109
                                       ============  ============    ===========   ===========

                     See notes to the financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                    LKCM                       LKCM
                                               BALANCED FUND             FIXED INCOME FUND

                                        Six Months                    Six Months
                                           Ended         Year           Ended         Year
                                         June 30,        Ended         June 30,       Ended
                                           2003       December 31,       2003      December 31,
                                        (Unaudited)       2002       (Unaudited)       2002
                                       ------------  ------------    -----------   -----------
OPERATIONS:
Net investment income................    $   74,258    $  155,715    $ 1,222,186   $ 2,472,886
Net realized loss on investments.....       (82,458)     (313,787)       (59,062)     (429,327)
Net change in unrealized
  appreciation/depreciation
  on investments.....................       519,381      (754,716)       450,227     1,050,064
                                       ------------  ------------    -----------   -----------
    Net increase (decrease) in net
      assets resulting from
      operations.....................       511,181      (912,788)     1,613,351     3,093,623
                                       ------------  ------------    -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income................       (91,420)     (146,346)    (1,345,127)   (2,423,086)
Net realized gain on investments.....            --        (3,713)            --            --
                                       ------------  ------------    -----------   -----------
    Total dividends and
      distributions..................       (91,420)     (150,059)    (1,345,127)   (2,423,086)
                                       ------------  ------------    -----------   -----------

NET INCREASE IN NET ASSETS FROM
 FUND SHARE TRANSACTIONS (NOTE C)....       960,593       985,687      6,031,302    10,447,856
                                       ------------  ------------    -----------   -----------
Total increase (decrease) in
  net assets ........................     1,380,354       (77,160)     6,299,526    11,118,393

NET ASSETS:
Beginning of period..................     7,297,592     7,374,752     56,564,594    45,446,201
                                       ------------  ------------    -----------   -----------
End of period *......................    $8,677,946    $7,297,592    $62,864,120   $56,564,594
                                       ============  ============    ===========   ===========
* Including undistributed net
  investment income of: .............    $    1,466    $   18,629    $    26,898   $   149,839
                                       ============  ============    ===========   ===========


                     See notes to the financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               LKCM
                                                                         INTERNATIONAL FUND

                                                                      Six Months
                                                                        Ended         Year
                                                                       June 30,       Ended
                                                                         2003      December 31,
                                                                     (Unaudited)       2002
                                                                     -----------   -----------
OPERATIONS:
Net investment income........................................        $   352,580   $   688,860
Net realized loss on investments, futures contracts and
  foreign currency transactions .............................         (1,804,083)   (8,890,738)
Net change in unrealized appreciation/depreciation...........          4,644,716    (3,932,743)
                                                                     -----------   -----------
    Net increase (decrease) in net assets resulting
      from operations .......................................          3,193,213   (12,134,621)
                                                                     -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:

Net investment income........................................                 --    (1,123,215)
Net realized gain on investments.............................                 --            --
                                                                     -----------   -----------
    Total dividends and distributions........................                 --    (1,123,215)
                                                                     -----------   -----------

                                                                     -----------   -----------
NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS
  (NOTE C) ..................................................         (4,590,114)  (25,568,683)
                                                                     -----------   -----------
Total decrease in net assets.................................         (1,396,901)  (38,826,519)

NET ASSETS:
Beginning of period..........................................         31,541,643    70,368,162
                                                                     -----------   -----------
End of period *..............................................        $30,144,742   $31,541,643
                                                                     ===========   ===========
* Including undistributed net investment income of: .........        $   444,987   $    92,408
                                                                     ===========   ===========


                     See notes to the financial statements.


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                LKCM SMALL CAP EQUITY FUND

                                Adviser   Institutional
                                 Class*      Class*
                              June 5, 2003   Six Months     Year          Year         Year          Year           Year
                                through        Ended        Ended         Ended        Ended         Ended         Ended
                             June 30, 2003  June 30, 2003 December 31,  December 31, December 31,  December 31,  December 31,
                              (Unaudited)   (Unaudited)      2002          2001         2000          1999          1998
                               --------      --------      --------     --------      --------      --------      --------
NET ASSET VALUE--
  BEGINNING OF PERIOD ......   $  16.85      $  15.24      $  17.29     $  17.00      $  18.08      $  15.72      $  16.89
                               --------      --------      --------     --------      --------      --------      --------
Net investment income
  (loss) ...................      (0.01)(1)     (0.04)(1)     (0.03)(1)     0.08          0.05          0.03          0.05
Net realized and unrealized
  gain (loss)
  on investments............      (0.01)         1.63         (2.01)        1.20          2.02          2.61         (1.10)
                               --------      --------      --------     --------      --------      --------      --------
    Total from investment
      operations ...........      (0.02)         1.59         (2.04)        1.28          2.07          2.64         (1.05)
                               --------      --------      --------     --------      --------      --------      --------
Dividends from net
  investment income ........         --            --         (0.00)(2)    (0.07)        (0.05)        (0.03)        (0.07)
Distributions from net
  realized gains ...........         --            --         (0.01)       (0.92)        (3.10)        (0.25)        (0.05)
                               --------      --------      --------     --------      --------      --------      --------
    Total dividends and
      distributions. .......         --            --         (0.01)       (0.99)        (3.15)        (0.28)       (0.12)
                               --------      --------      --------     --------      --------      --------      --------
NET ASSET VALUE--
  END OF PERIOD ............   $  16.83      $  16.83      $  15.24     $  17.29      $  17.00      $  18.08      $  15.72
                               ========      ========      ========     ========      ========      ========      ========
TOTAL RETURN ...............    (0.12)%(3)      10.43%(3)  (11.79)%        7.50%        11.37%        16.83%       (6.26)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands) ..............   $    870      $225,824      $206,886     $220,570      $211,001      $230,164      $284,018
Ratio of expenses to
  average net assets .......      1.18%(4)      0.96%(4)      0.94%        0.92%         0.93%         0.90%         0.91%
Ratio of net investment
  income (loss) average
  net assets................    (0.73)%(4)    (0.47)%(4)    (0.19)%        0.46%         0.32%         0.16%         0.35%
Portfolio turnover rate(5)..        20%           20%           52%          62%           79%           48%           35%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.
(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2) Less than $(0.005).
(3) Not Annualized.
(4) Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                         LKCM EQUITY FUND

                                           Six Months       Year          Year         Year          Year           Year
                                              Ended         Ended         Ended        Ended         Ended         Ended
                                         June 30, 2003   December 31,  December 31, December 31,  December 31,  December 31,
                                           (Unaudited)       2002          2001         2000          1999          1998
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- BEGINNING
  OF PERIOD ........................         $   9.98      $  11.76     $  13.25      $  14.91      $  14.39      $  13.18
                                             --------      --------     --------      --------      --------      --------
Net investment income...............             0.03          0.06         0.08          0.40          0.10(1)       0.10
Net realized and unrealized
  gain (loss) on investments........             0.81         (1.78)       (1.49)         0.24          2.97          1.63
                                             --------      --------     --------      --------      --------      --------
    Total from investment
      operations....................             0.84         (1.72)       (1.41)         0.64          3.07          1.73
                                             --------      --------     --------      --------      --------      --------
Dividends from net investment
  income ...........................               --         (0.06)       (0.06)        (0.40)        (0.15)       (0.10)
Distributions from net
  realized gains ...................               --            --        (0.02)        (1.90)        (2.40)       (0.42)
                                             --------      --------     --------      --------      --------      --------
    Total dividends and
      distributions.................               --         (0.06)       (0.08)        (2.30)        (2.55)        (0.52)
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- END OF PERIOD.....         $  10.82      $   9.98     $  11.76      $  13.25      $  14.91      $  14.39
                                             ========      ========     ========      ========      ========      ========
TOTAL RETURN........................            8.42%(2)   (14.64)%     (10.61)%         4.14%        23.07%        13.11%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands) ......................         $ 29,698      $ 24,672     $ 26,822      $ 24,800      $ 27,492       $41,069
Ratio of expenses to average net assets:
  Before expense waiver and/or
    reimbursement ..................            1.12%(3)      1.05%        1.05%         1.06%         0.93%         1.02%
  After expense waiver and/or
    reimbursement ..................            0.80%(3)      0.80%        0.80%         0.80%         0.80%         0.80%
Ratio of net investment income to
  average net assets:
  Before expense waiver and/or
    reimbursement ..................            0.33%(3)      0.29%        0.53%         2.33%         0.56%         0.49%
  After expense waiver and/or
    reimbursement ..................            0.65%(3)      0.54%        0.78%         2.59%         0.69%         0.71%
Portfolio turnover rate.............               4%           44%          35%           57%           59%           45%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Not annualized.
(3) Annualized.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                          LKCM BALANCED FUND

                                           Six Months       Year          Year         Year          Year           Year
                                              Ended         Ended         Ended        Ended         Ended         Ended
                                         June 30, 2003   December 31,  December 31, December 31,  December 31,  December 31,
                                           (Unaudited)       2002          2001         2000          1999          1998
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- BEGINNING
  OF PERIOD ........................         $   9.86      $  11.44     $  11.77      $  12.30      $  11.05      $  10.00
                                             --------      --------     --------      --------      --------      --------
Net investment income...............             0.10          0.23         0.30          0.26          0.22          0.22
Net realized and unrealized gain (loss)
   on investments...................             0.53         (1.59)       (0.26)        (0.55)         1.26          1.05
                                             --------      --------     --------      --------      --------      --------
    Total from investment
      operations ...................             0.63         (1.36)        0.04         (0.29)         1.48          1.27
                                             --------      --------     --------      --------      --------      --------
Dividends from net investment
  income ...........................            (0.12)        (0.21)       (0.32)        (0.22)        (0.22)        (0.22)
Distributions from net realized
  gains ............................               --         (0.01)       (0.05)        (0.02)        (0.01)           --
                                             --------      --------     --------      --------      --------      --------
    Total dividends and
      distributions ................            (0.12)        (0.22)       (0.37)        (0.24)        (0.23)        (0.22)
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- END OF PERIOD.....         $  10.37      $   9.86     $  11.44      $  11.77      $  12.30      $  11.05
                                             ========      ========     ========      ========      ========      ========
TOTAL RETURN........................            6.44%(1)   (11.97)%        0.47%       (2.34)%        13.53%        12.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands) ......................         $  8,678      $  7,298     $  7,375      $  7,767      $  6,851      $  3,639
Ratio of expenses to average net assets:
  Before expense reimbursement......            1.56%(2)      1.66%        1.58%         1.72%         1.95%         4.59%
  After expense reimbursement.......            0.80%(2)      0.80%        0.80%         0.80%         0.80%         0.80%
Ratio of net investment income
  (loss) to average net assets:
  Before expense waiver and/or
    reimbursement ..................            1.19%(2)      1.31%        1.83%         1.24%         0.81%       (1.38)%
  After expense waiver and/or
    reimbursement ..................            1.95%(2)      2.17%        2.61%         2.16%         1.96%         2.41%
Portfolio turnover rate.............              12%           17%          37%           48%           47%           39%

(1) Not annualized.
(2) Annualized.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                      LKCM FIXED INCOME FUND

                                           Six Months       Year          Year         Year          Year           Year
                                              Ended         Ended         Ended        Ended         Ended         Ended
                                         June 30, 2003   December 31,  December 31, December 31,  December 31,  December 31,
                                           (Unaudited)       2002          2001         2000          1999          1998
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- BEGINNING OF PERIOD        $  10.61      $  10.48     $  10.01      $   9.69      $  10.25      $  10.00
                                             --------      --------     --------      --------      --------      --------
Net investment income...............             0.22          0.51         0.60          0.56          0.52          0.54(1)
Net realized and unrealized gain (loss)
   on investments...................             0.07          0.13         0.45          0.31         (0.55)         0.17
                                             --------      --------     --------      --------      --------      --------
    Net from investment
      operations ...................             0.29          0.64         1.05          0.87         (0.03)         0.71
                                             --------      --------     --------      --------      --------      --------
Dividends from net investment
  income ...........................            (0.24)        (0.51)       (0.58)        (0.55)        (0.52)        (0.46)
Distributions from net realized
  gains ............................               --            --           --            --         (0.01)           --
                                             --------      --------     --------      --------      --------      --------
    Total dividends and
      distributions ................            (0.24)        (0.51)       (0.58)        (0.55)        (0.53)        (0.46)
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- END OF PERIOD.....         $  10.66      $  10.61     $  10.48      $  10.01      $   9.69      $  10.25
                                             ========      ========     ========      ========      ========      ========
TOTAL RETURN........................            2.87%(2)      6.32%       10.76%         9.26%       (0.34)%         7.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands) ......................         $ 62,864      $ 56,565     $ 45,446      $ 33,560      $ 26,016      $ 14,557
Ratio of expenses to average net assets:
  Before expense reimbursement......            0.77%(3)      0.75%        0.77%         0.84%         0.89%         1.28%
  After expense reimbursement.......            0.65%(3)      0.65%        0.65%         0.65%         0.65%         0.65%
Ratio of net investment income to
  average net assets:
  Before expense waiver and/or
   reimbursement ...................            4.07%(3)      4.96%        5.81%         5.63%         5.34%         4.66%
  After expense waiver and/or
   reimbursement ...................            4.19%(3)      5.06%        5.93%         5.82%         5.58%         5.29%
Portfolio turnover rate.............              29%           40%          36%           28%           68%          82%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Not annualized.
(3) Annualized.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                       LKCM INTERNATIONAL FUND

                                           Six Months       Year          Year         Year          Year           Year
                                              Ended         Ended         Ended        Ended         Ended         Ended
                                         June 30, 2003   December 31,  December 31, December 31,  December 31,  December 31,
                                           (Unaudited)       2002          2001         2000          1999          1998
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- BEGINNING OF
  PERIOD ...........................         $   6.41      $   8.07     $  11.44      $  15.44      $  11.01      $  10.00
                                             --------      --------     --------      --------      --------      --------
Net investment income...............             0.09          0.08(1)      0.01(1)       0.06(1)       0.00          0.04(2)
Net realized and unrealized gain (loss)
  on investments....................             0.64         (1.60)       (3.35)        (1.74)         4.70          0.97
                                             --------      --------     --------      --------      --------      --------
    Total from investment
      perations ....................             0.73         (1.52)       (3.34)        (1.68)         4.70          1.01
                                             --------      --------     --------      --------      --------      --------
Dividends from net investment
  income ...........................               --         (0.14)          --         (0.01)           --            --
Distributions from net realized
  gains ............................               --            --        (0.03)        (2.31)        (0.27)           --
                                             --------      --------     --------      --------      --------      --------
    Total dividends and
      distributions ................               --         (0.14)       (0.03)        (2.32)        (0.27)           --
                                             --------      --------     --------      --------      --------      --------
NET ASSET VALUE-- END OF PERIOD.....         $   7.14      $   6.41    $    8.07      $  11.44      $  15.44      $  11.01
                                             ========      ========    =========      ========      ========      ========
TOTAL RETURN........................           11.39%(3)   (18.86)%     (29.16)%      (10.68)%        42.71%        10.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands) ......................         $ 30,145      $ 31,542    $  70,368      $ 99,526      $ 83,892      $ 56,985
Ratio of expenses to average net assets:
  Before expense reimbursement......            2.00%(4)      1.55%        1.56%         1.51%         1.52%         1.40%
  After expense reimbursement.......            1.20%(4)      1.20%        1.20%         1.20%         1.20%         1.20%
Ratio of net investment income (loss)
  to average net assets:
  Before expense waiver and/or
   reimbursement ...................            1.63%(4)      0.68%      (0.21)%         0.08%       (0.28)%         0.34%
  After expense waiver and/ or
   reimbursement ...................            2.43%(4)      1.03%        0.15%         0.39%         0.04%         0.54%
Portfolio turnover rate.............              N/A           N/A          N/A          186%(5)       205%          196%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3) Not annualized.
(4) Annualized.
(5) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund.
    Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.

                     See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity
Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note C. The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above- average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At June 30, 2003, the LKCM International Fund has a 38.1% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

    1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

    3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

    4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    6. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

    7. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the six months ended June 30, 2003, the Adviser waived and/or reimbursed the following expenses:

                            LKCM       LKCM        LKCM        LKCM        LKCM
                          SMALL CAP   EQUITY     BALANCED     FIXED    INTERNATIONAL
                         EQUITY FUND   FUND        FUND     INCOME FUND    FUND
Annual Advisory Rate        0.75%      0.70%       0.65%       0.50%      (1)(2)
Annual Cap on Expenses      1.00%      0.80%       0.80%       0.65%       1.20%
Expenses Waived and/or
Reimbursed                   --      $42,853     $29,028     $35,011    $116,081

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. U.S. Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. Investors Bank & Trust Company serves as custodian, accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets. For the period June 5, 2003 through June 30, 2003, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $132.

C. FUND SHARES: At June 30, 2003, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                                 SIX MONTHS ENDED                YEAR ENDED
                                   JUNE 30, 2003              DECEMBER 31, 2002
                              -----------------------      -----------------------
                               INSTITUTIONAL CLASS           INSTITUTIONAL CLASS
                               SHARES         AMOUNT        SHARES         AMOUNT
                             ----------   -----------    ----------    -----------
Shares sold                     400,883   $ 6,322,067      4,240,612  $ 69,712,550
Shares issued to shareholders
  in reinvestment
  of distributions                   --            --          9,705       147,221
Shares redeemed                (556,566)   (8,680,324)    (3,437,426)  (56,096,008)
                             ----------    ----------     ----------  ------------
Net increase (decrease)        (155,683)  $(2,358,257)       812,891  $ 13,763,763
                                           ==========                 ============
SHARES OUTSTANDING:
Beginning of period          13,573,389                   12,760,498
                             ----------                   ----------
End of period                13,417,706                   13,573,389
                             ==========                   ==========

                                 SIX MONTHS ENDED
                                   JUNE 30, 2003
                              -----------------------
                                   ADVISER CLASS
                              SHARES         AMOUNT
                            ----------     -----------
Shares sold                      51,673    $  868,300
Shares issued to shareholders
  in reinvestment
  of distributions                   --            --
Shares redeemed                      --            --
                             ----------    ----------
Net increase                     51,673    $  868,300
                                           ==========
SHARES OUTSTANDING:
Beginning of period                  --
                             ----------
End of period                    51,673
                             ==========
Total Net Decrease                        $(1,489,957)
                                           ==========

                                       29


EQUITY FUND

                                 SIX MONTHS ENDED                YEAR ENDED
                                   JUNE 30, 2003              DECEMBER 31, 2002
                              -----------------------      -----------------------
                               SHARES         AMOUNT        SHARES         AMOUNT
                             ----------   -----------    ----------    -----------
Shares sold                     444,826   $ 4,544,120        553,758   $ 5,985,628
Shares issued to shareholders
  in reinvestment
  of distributions                   --            --         13,437       133,296
Shares redeemed                (173,381)   (1,793,175)      (374,987)   (3,928,487)
                             ----------    ----------     ----------   -----------
Net increase                    271,445   $ 2,750,945        192,208   $ 2,190,437
                                           ==========                  ===========
SHARES OUTSTANDING:
Beginning of period           2,473,244                    2,281,036
                             ----------                   ----------
End of period                 2,744,689                    2,473,244
                             ==========                   ==========

BALANCED FUND

                                 SIX MONTHS ENDED                YEAR ENDED
                                   JUNE 30, 2003              DECEMBER 31, 2002
                              -----------------------      -----------------------
                               SHARES         AMOUNT        SHARES         AMOUNT
                             ----------   -----------    ----------    -----------
Shares sold                     120,942    $1,197,552        137,766    $1,432,240
Shares issued to shareholders
  in reinvestment
  of distributions                9,117        90,224         14,196       146,929
Shares redeemed                 (33,064)     (327,183)       (56,684)     (593,482)
                             ----------    ----------     ----------    ----------
Net increase                     96,995    $  960,593         95,278    $  985,687
                                           ==========                   ==========
SHARES OUTSTANDING:
Beginning of period             739,863                      644,585
                             ----------                   ----------
End of period                   836,858                      739,863
                             ==========                   ==========

FIXED INCOME FUND

                                 SIX MONTHS ENDED                YEAR ENDED
                                   JUNE 30, 2003              DECEMBER 31, 2002
                              -----------------------      -----------------------
                                SHARES         AMOUNT        SHARES         AMOUNT
                             ----------   -----------    ----------    -----------
Shares sold                     698,098   $ 7,452,831      1,996,263  $ 20,963,357
Shares issued to shareholders
  in reinvestment
  of distributions              105,255     1,115,130        185,727     1,934,879
Shares redeemed                (238,230)   (2,536,659)    (1,186,475)  (12,450,380)
                             ----------    ----------     ----------  ------------
Net increase                    565,123   $ 6,031,302        995,515  $ 10,447,856
                                           ==========                 ============
SHARES OUTSTANDING:
Beginning of period           5,330,088                    4,334,573
                             ----------                   ----------
End of period                 5,895,211                    5,330,088
                             ==========                   ==========


                                       30


INTERNATIONAL FUND

                                 SIX MONTHS ENDED                YEAR ENDED
                                   JUNE 30, 2003              DECEMBER 31, 2002
                              -----------------------      -----------------------
                                SHARES         AMOUNT        SHARES         AMOUNT
                             ----------   -----------    ----------    -----------
Shares sold                   1,998,823  $ 12,854,136     23,090,610 $ 163,700,336
Shares issued to shareholders
  in reinvestment
  of distributions                   --            --        173,345     1,092,076
Shares redeemed              (2,698,633)  (17,444,250)   (27,065,717) (190,361,095)
                             ----------   -----------    -----------  ------------
Net decrease                   (699,810) $ (4,590,114)    (3,801,762)$ (25,568,683)
                                          ===========                 ============
SHARES OUTSTANDING:
Beginning of period           4,918,963                    8,720,725
                             ----------                  -----------
End of period                 4,219,153                    4,918,963
                             ==========                  ===========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2003 were as follows:

                                       PURCHASES                    SALES
                                   U.S.                      U.S.
                               GOVERNMENT      OTHER      GOVERNMENT      OTHER
                               ----------     -------     ----------     --------
LKCM Small Cap Equity Fund    $        --   $45,243,559   $       --   $36,646,285
LKCM Equity Fund                       --     4,664,028           --       836,283
LKCM Balanced Fund                     --     1,973,152           --       851,002
LKCM Fixed Income Fund         10,577,105    11,877,343    6,640,568     9,461,891

At June 30, 2003, cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were:

                                                                              NET
                                                                          APPRECIATION
                                  COST      APPRECIATION (DEPRECIATION)  (DEPRECIATION)
                              ------------  -----------  --------------   -----------
LKCM Small Cap Equity Fund    $168,768,842  $59,114,425   $(2,701,980)    $56,412,445
LKCM Equity Fund                27,877,341    3,945,218    (2,173,443)      1,771,775
LKCM Balanced Fund               8,944,946      755,703      (810,522)        (54,819)
LKCM Fixed Income Fund          59,041,947    3,300,754       (40,281)      3,260,473

At December 31, 2002, undistributed ordinary income and long-term capital gains are as follows:

                               UNDISTRIBUTED
                                  ORDINARY       LONG-TERM
                                   INCOME      CAPITAL GAINS
                               -------------   -------------
LKCM Small Cap Equity Fund        $     --       $   --
LKCM Equity Fund                    54,109           --
LKCM Balanced Fund                   6,922           --
LKCM Fixed Income Fund              56,349           --
LKCM International Fund            140,209           --

At December 31, 2002, the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund, and the LKCM International Fund had accumulated capital loss carryforwards of $1,968,360 expiring in the year 2010; $553,830, of which $64,154 expires in 2009 and $489,676 expires in 2010;
$309,137 expiring in the year 2010; $534,938, of which $121,987 expires in 2008 and $412,951 expires in 2010 and $40,677,051, of which $28,956,907 expires in
2009 and $11,720,144 expires in 2010, respectively. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. At December 31, 2002, the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund and the LKCM International Fund had net realized capital losses from transactions between November 1, 2002 and December 31, 2002 of $520,774, $177,453, $3,904 and $852,877, respectively, which are deferred for tax purposes and will be recognized in 2003.

The tax components of dividends paid during the year ended December 31, 2002 was as follows:

                                 ORDINARY      LONG-TERM
                                  INCOME     CAPITAL GAINS
                                -----------  -------------
LKCM Small Cap Equity Fund      $   67,958      $93,234
LKCM Equity Fund                   142,138           --
LKCM Balanced Fund                 146,353        3,706
LKCM Fixed Income Fund           2,423,086           --
LKCM International Fund          1,123,215           --

The tax components of dividends paid during the year ended December 31, 2001 was as follows:

                                 ORDINARY      LONG-TERM
                                  INCOME     CAPITAL GAINS
                                -----------  -------------
LKCM Small Cap Equity Fund      $  896,538    $11,057,650
LKCM Equity Fund                   137,241         53,420
LKCM Balanced Fund                 222,832         31,124
LKCM Fixed Income Fund           2,101,100             --
LKCM International Fund                 --        284,831

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)

                                   VALUE
COMMON STOCKS -                 (NOTE 1)
93.20%               SHARES          US$
----------------------------------------
FINLAND - 3.43%
----------------------------------------
COMMUNICATIONS EQUIPMENT - 3.43%
  Nokia Oyj         162,354  $ 2,677,845
                             -----------
TOTAL FINLAND                  2,677,845
                             -----------

----------------------------------------
FRANCE - 4.86%
----------------------------------------
AUTOMOBILES - 2.02%
  PSA Peugeot
    Citroen          32,439    1,578,270
                             -----------

BANKS - 2.50%
  Credit Agricole
    SA              102,568    1,952,465
                             -----------

TEXTILES & APPAREL - 0.34%
  Christian Dior SA   6,665      266,933
                             -----------
TOTAL FRANCE                   3,797,668
                             -----------

----------------------------------------
GERMANY - 10.38%
----------------------------------------
AIRLINES - 0.84%
  Deutsche
    Lufthansa AG     56,100      658,167
                             -----------

BANKING - 1.36%
  Deutsche Bank AG   16,356    1,062,540
                             -----------

CHEMICALS - 2.04%
  Bayer AG           68,451    1,588,819
                             -----------

DIVERSIFIED TELECOMMUNICATIONS - 2.55%
  Deutsche Telekom AG -
    Registered#     130,075    1,988,347
                             -----------

INDUSTRIAL CONGLOMERATES - 1.77%
  Siemens AG         28,107    1,381,081
                             -----------

INSURANCE - 1.82%
  Munich Reinsurance AG -
  Registered         13,874    1,416,740
                             -----------
TOTAL GERMANY                  8,095,694
                             -----------

----------------------------------------
HONG KONG - 1.02%
----------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.53%
  China Telecom Corp
    Ltd           1,784,000      409,505
                             -----------

REAL ESTATE - 0.49%
  Cheung Kong Holdings
    Ltd              63,000      378,900
                             -----------
TOTAL HONG KONG                  788,405
                             -----------



                                   VALUE
                                (NOTE 1)
COMMON STOCKS        SHARES          US$
----------------------------------------
ITALY - 2.57%
----------------------------------------
OIL & GAS - 2.57%
  ENI Spa           132,504  $ 2,007,188
                             -----------
TOTAL ITALY                    2,007,188
                             -----------

----------------------------------------
JAPAN - 14.17%
----------------------------------------
AUTOMOBILES - 0.86%
  Honda Motor Co Ltd
                     17,700      671,825
                             -----------

COMMERCIAL SERVICES - 0.47%
  Secom Co Ltd       12,500      367,049
                             -----------

DIVERSIFIED FINANCIALS - 1.42%
  Daiwa Securities
    Group Inc        75,000      431,700
  Nomura Securities
    Company Ltd      53,000      673,802
                             -----------
                               1,105,502
                             -----------

DIVERSIFIED TELECOMMUNICATIONS - 2.36%
  Nippon Telegraph And Telephone
  Corporation (NTT)     468    1,838,815
                             -----------

ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.99%
  Hitachi Ltd        91,000      386,394
  Kyocera Corporation 6,700      383,975
                             -----------
                                 770,369
                             -----------

ELECTRONICS - 0.67%
  Seiko Epson
    Corporation #    17,600      524,146
                             -----------

FINANCIAL SERVICES - 0.55%
  Nikko Cordial
    Corporation     107,000      430,232
                             -----------

HEAVY MACHINERY - 0.47%
  Mitsubishi Heavy
    Industries Ltd  142,000      368,400
                             -----------

HOUSEHOLD PRODUCTS - 0.10%
  Kao Corporation     4,000       74,578
                             -----------

OFFICE ELECTRONICS - 1.59%
  Canon Inc          27,000    1,241,043
                             -----------

PHARMACEUTICALS - 1.92%
  Takeda Chemical
    Industries Ltd   40,400    1,492,989
                             -----------

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2003 (UNAUDITED)

                                   VALUE
                                (NOTE 1)
COMMON STOCKS        SHARES          US$
----------------------------------------
PHOTO EQUIPMENT & SUPPLIES - 0.52%
  Fuji Photo Film Co 14,000  $   405,256
                             -----------

SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 2.25%
  Advantest Corp.     2,800      122,829
  Murata Manufacturing
  Company Ltd        16,300      641,802
  Rohm Company Ltd    6,000      655,182
  Tokyo Electron Ltd  7,000      332,263
                             -----------
                               1,752,076
                             -----------
TOTAL JAPAN                   11,042,280
                             -----------

----------------------------------------
NETHERLANDS - 6.94%
----------------------------------------
DIVERSIFIED FINANCIALS - 1.03%
  ING Groep NV       45,989      800,325
                             -----------

FOOD & DRUG RETAILING - 0.59%
  Royal Ahold NV     55,031      457,635
                             -----------

HOUSEHOLD DURABLES - 2.91%
  Royal Philips
    Electronics NV  118,900    2,264,725
                             -----------

OIL & GAS - 2.41%
  Royal Dutch Petroleum
    Co               40,411    1,878,751
                             -----------
TOTAL NETHERLANDS              5,401,436
                             -----------

----------------------------------------
SINGAPORE - 0.31%
----------------------------------------
COMMERCIAL BANKS - 0.20%
  DBS Group Holdings
    Ltd              27,000      157,962
                             -----------

MEDIA - BROADCASTING &
  PUBLISHING - 0.11%
  Singapore Press
    Holdings Ltd      8,000       83,156
                             -----------
TOTAL SINGAPORE                  241,118
                             -----------

----------------------------------------
SOUTH KOREA - 2.10%
----------------------------------------
FINANCIAL SERVICES - 0.29%
  Daishin Securities
    Co Ltd           13,020      225,629
                             -----------

SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 1.81%
  Samsung Electronics 4,740    1,408,707
                             -----------
TOTAL SOUTH KOREA              1,634,336
                             -----------



                                   VALUE
                                (NOTE 1)
COMMON STOCKS          SHARES        US$
----------------------------------------
SPAIN - 3.65%
----------------------------------------
COMMERCIAL BANKS - 2.53%
  Banco Santander Central
  Hispano SA        224,334  $ 1,968,761
                             -----------

MULTI-UTILITIES - 1.12%
  Iberdrola SA       50,303      872,506
                             -----------
TOTAL SPAIN                    2,841,267
                             -----------

----------------------------------------
SWITZERLAND - 12.73%
----------------------------------------
BANKS - 8.04%
  Credit Suisse
    Group           123,452    3,254,864
  UBS AG -
    Registered       54,135    3,016,731
                             -----------
                               6,271,595
                             -----------

FOOD PRODUCTS - 3.19%
  Nestle SA -
    Registered       12,044    2,489,589
                             -----------

INSURANCE - 1.50%
  Zurich Financial
    Services AG #     9,815    1,172,298
                             -----------
TOTAL SWITZERLAND              9,933,482
                             -----------

----------------------------------------
TAIWAN - 1.14%
----------------------------------------
CHEMICALS - 0.53%
  Nan Ya Plastic
    Corporation     379,000      411,241
                             -----------

ELECTRONICS - 0.53%
  Compal Electronics
    Inc             309,000      414,861
                             -----------

SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 0.08%
  Winbond Electronics
    Corp #          127,000       62,839
                             -----------
TOTAL TAIWAN                     888,941
                             -----------

----------------------------------------
UNITED KINGDOM - 29.90%
----------------------------------------
BANKS - 13.79%
  Abbey National
    PLC             131,447    1,022,342
  HBOS PLC          265,965    3,449,081
  HSBC Holdings PLC 253,598    3,001,545
  Royal Bank Of Scotland
    PLC              56,174    1,578,593
  Standard Chartered
    PLC             139,505    1,697,280
                             -----------
                              10,748,841
                             -----------


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2003 (UNAUDITED)

                                   VALUE
                                (NOTE 1)
COMMON STOCKS          SHARES        US$
----------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.70%
  mmO2 PLC #      1,416,166  $ 1,328,514
                             -----------

FOOD & DRUG RETAILING - 0.03%
  Tesco PLC           7,310       26,494
                             -----------

INSURANCE - 0.96%
  Royal & Sun Alliance Insurance
  Group PLC         327,405      750,938
                             -----------

MEDIA - 1.86%
  British Sky Broadcasting
  Group PLC #       130,443    1,447,947
                             -----------

METALS & MINING - 2.20%
  Anglo American
    PLC             112,354    1,717,973
                             -----------

MULTILINE RETAIL - 1.06%
  Kingfisher PLC    179,749      823,804
                             -----------

PHARMACEUTICALS - 4.01%
  Astrazeneca PLC    77,896    3,129,013
                             -----------

TOBACCO - 0.59%
  British American
    Tobacco PLC      40,665      462,146
                             -----------

WIRELESS TELECOMMUNICATION
  SERVICES - 3.70%
  Vodafone Group
    PLC           1,473,493    2,886,373
                             -----------
TOTAL UNITED KINGDOM          23,322,043
                             -----------
TOTAL COMMON STOCKS
  (cost $65,744,153)          72,671,703
                             -----------



----------------------------------------
EQUITY PERFORMANCE                 VALUE
                                (NOTE 1)
LINKED NOTE - 3.40%  SHARES          US$
----------------------------------------
JAPAN - 3.40%
----------------------------------------

MULTI-SECTOR - 3.40%
  UBS AG, London Branch
    Midcap Index),
    due 3/13/06
                273,500,000  $ 2,648,387
                             -----------
TOTAL JAPAN                    2,648,387
                             -----------
TOTAL EQUITY PERFORMANCE LINKED NOTE
  (cost $2,337,074)            2,648,387
                             -----------

TOTAL INVESTMENTS - 96.60%
  (Cost $68,081,227)          75,320,090
                             -----------

Other Assets in excess
  of Liabilities 3.40%         2,649,793
                             -----------

Total Net Assets 100.00%     $77,969,883
                             ===========


  # Non-income producing security.

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                   SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                             US$
                                                                     -----------
ASSETS:
Investments, at value*...............................................$75,320,090
Foreign currency**...................................................  2,160,823
Receivable for investments sold......................................  1,911,386
Dividends and interest receivable....................................    119,217
Recoverable foreign taxes............................................    213,056
                                                                     -----------
  Total assets....................................................... 79,724,572
                                                                     ===========

LIABILITIES:
Payable for investments purchased....................................    345,207
Payable for open forward foreign currency exchange contracts.........     99,866
Payable for investment advisory fees.................................     34,391
Payable to bank......................................................  1,194,523
Accrued expenses and other liabilities...............................     80,702
                                                                     -----------
  Total liabilities..................................................  1,754,689
                                                                     -----------
NET ASSETS...........................................................$77,969,883
                                                                     ===========
* Cost of Investments................................................$68,081,227
                                                                     ===========
** Cost of Foreign Currency..........................................$ 2,136,919
                                                                     ===========

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                             STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                            US$
                                                                    -----------
INVESTMENT INCOME:
Interest income.....................................................$    11,030
Dividend income*....................................................  1,324,695
                                                                    -----------
  Total income......................................................  1,335,725
                                                                    -----------
EXPENSES:
Investment advisory fee.............................................    180,659
Accounting and custody fees.........................................    126,550
Administration fees.................................................     30,960
Insurance fees......................................................     16,524
Audit fees..........................................................     14,916
Trustees' fees and expenses.........................................      9,907
Legal services......................................................      2,598
Printing and postage expense........................................      2,172
                                                                    -----------
  Total expenses....................................................    384,286
                                                                    -----------
NET INVESTMENT INCOME...............................................    951,439
                                                                    -----------

REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
  Investment security transactions.................................. (5,204,195)
  Foreign currency transactions and forward foreign currency
    exchange contracts .............................................    658,216
                                                                    -----------
                                                                     (4,545,979)
                                                                    -----------
Net change in unrealized appreciation/(depreciation) on:
  Investment securities............................................. 11,735,001
  Foreign currency transactions and forward foreign currency
    exchange contracts .............................................   (169,202)
                                                                    -----------
                                                                     11,565,799
                                                                    -----------
NET GAIN ON INVESTMENTS.............................................  7,019,820
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................$ 7,971,259
                                                                    ===========
* Net of foreign taxes withheld.....................................$   198,918
                                                                    ===========

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         TT EAFE
                                                                        PORTFOLIO
                                                                 Six Months           Year
                                                                      Ended          Ended
                                                              June 30, 2003   December 31,
                                                                (Unaudited)           2002
                                                                        US$            US$
                                                              -------------   ------------
OPERATIONS:
Net investment income........................................  $    951,439   $  1,617,014
Net realized loss............................................    (4,545,979)   (16,193,659)
Net change in unrealized appreciation/(depreciation).........    11,565,799     (6,658,951)
                                                               ------------   ------------
  Net increase (decrease) in net assets resulting
    from operations .........................................     7,971,259    (21,235,596)
                                                               ------------   ------------
CAPITAL TRANSACTIONS
  Contributions..............................................    27,563,060    168,468,799
  Withdrawals................................................   (56,319,056)  (172,438,004)
                                                               ------------   ------------
  Net decrease in net assets from capital transactions.......   (28,755,996)    (3,969,205)
                                                               ------------   ------------
Total decrease in net assets.................................   (20,784,737)   (25,204,801)
                                                               ------------   ------------
NET ASSETS:
Beginning of period..........................................    98,754,620    123,959,421
                                                               ------------   ------------
End of period................................................  $ 77,969,883   $ 98,754,620
                                                               ============   ============


                     See notes to the financial statements.

                                TT EAFEPORTFOLIO
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)



A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Active International Mutual Fund held 61.9% and the LKCM International Fund held 38.1% of the Portfolio as of June 30, 2003.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    1. SECURITY VALUATION

    The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.

    2. SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.

    3. FEDERAL INCOME TAXES

    The Portfolio intends to qualify as a partnership for U.S. federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

    It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

    4. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

    5. FOREIGN CURRENCY TRANSLATION

    For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    At June 30, 2003, the Portfolio had the following open forward foreign currency and cross currency exchange contracts outstanding:

    FORWARD CURRENCY CONTRACTS

                                                                          GROSS
                                      FOREIGN       U.S. DOLLAR      UNREALIZED
CURRENCY AND                         CURRENCY          VALUE AT       GAIN/LOSS
EXCHANGE DATE                      UNITS SOLD     JUNE 30, 2003             US$
--------------------------------------------------------------------------------
Sales Contracts
Australian Dollar, 07/01/03           650,000          436,507           (4,387)
Euro, 07/01/03                        200,000          230,040           (1,780)
Japanese Yen, 07/01/03             65,835,000          549,197              803
Japanese Yen, 07/18/03            220,000,000        1,836,272           63,555
SwissFranc, 07/01/03                  257,203          190,218             (218)
--------------------------------------------------------------------------------
Net Unrealized Gain on Sales Contracts                                   57,973
================================================================================

 FORWARD CROSS CURRENCY CONTRACTS

                                                                                       NET
                            DELIVER/UNITS                   RECEIVE/IN          UNREALIZED
SETTLEMENT DATE               OF CURRENCY                 EXCHANGE FOR        APPRECIATION
7/09/03        British Sterling 3,820,000               Euro 5,336,015            (175,345)
7/09/03                    Euro 3,533,619   British Sterling 2,470,000              17,506
-------------------------------------------------------------------------------------------
Net Unrealized loss on cross currency contracts                                   (157,839)
===========================================================================================

6. FUTURES CONTRACTS

    The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

    As of and for the six months ended June 30, 2003, there were no open long futures contracts outstanding.

    7. OPTIONS CONTRACTS

    A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

    Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

    The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

    Ending June 30, 2003, there were no open options contracts outstanding.

B. INVESTMENT ADVISORY AGREEMENT

Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets. Please see Note 5 of the TT Active International Mutual Fund notes to financial statements for additional information in respect to management fee reimbursements.

C. SECURITY TRANSACTIONS

Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the six months ended June 30, 2003, were as follows:

     COST OF PURCHASES                                       PROCEEDS FROM SALES
     US$                                                                     US$
--------------------------------------------------------------------------------
     59,944,837                                                       79,200,414

At June 30, 2003, the Portfolio's aggregate unrealized appreciation and depreciation on Investments based on cost for U.S. federal income tax purposes were as follows:

                                 UNREALIZED      UNREALIZED       NET UNREALIZED
     TAX COST                  APPRECIATION    DEPRECIATION         APPRECIATION
     US$                                US$             US$                  US$
--------------------------------------------------------------------------------
     68,081,227                  7,780,866         (542,003)           7,238,863

D. FINANCIAL HIGHLIGHTS

The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                               FOR THE                                   FOR THE
                            SIX MONTHS          YEAR          YEAR        PERIOD
                                 ENDED         ENDED         ENDED         ENDED
                              JUNE 30,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                  2003          2002          2001          2000
--------------------------------------------------------------------------------
Ratio of expenses                1.07%+        0.85%         0.85%        0.92%+
Ratio of net investment income   2.64%+        1.38%         0.51%        0.39%+
Portfolio Turnover                 85%^         231%          255%          37%
Total Return                    11.26%^     (18.51)%      (28.80)%      (4.54)%^

    * For the period October 2, 2000 (commencement of operations) through December 31, 2000.
    +  Annualized.
    ^  Not Annualized.

                                   LKCM FUNDS

                                  P.O. BOX 701

                            MILWAUKEE, WI 53201-0701

--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Chairman of the Board,              Vice President,
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Joseph C. Neuberger
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Trustee                             Assistant Secretary

   Earle A. Shields, Jr.
   Trustee

--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102

--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

--------------------------------------------------------------------------------

CUSTODIAN FOR ALL FUNDS EXCEPT LKCM INTERNATIONAL FUND
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202

--------------------------------------------------------------------------------

CUSTODIAN & SUB-ADMINISTRATOR FOR LKCM INTERNATIONAL FUND
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, MA 02110

--------------------------------------------------------------------------------

LEGAL COUNSEL
   Kirkpatrick &Lockhart LLP
   1800 Massachusetts Avenue, N.W.
   2nd Floor
   Washington, DC 20036-1800

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202

--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202

--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  LKCM Funds
                       ----------
         By (Signature and Title):  /s/ J. Luther King, Jr., President
                                    ----------------------------------
                                        J. Luther King, Jr., President

         Date:  August 22, 2003


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By (Signature and Title)*:  /s/ J. Luther King, Jr., President
                                     ----------------------------------
                                         J. Luther King, Jr., President

         Date:  August 22, 2003

         By (Signature and Title)*:  /s/ Jacqui Brownfield, Treasurer
                                     --------------------------------
                                         Jacqui Brownfield, Treasurer


         Date:  August 22, 2003